UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

[Missing Graphic Reference]

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

PepperBall Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32566	20-1978398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6142 Nancy Ridge Drive, Suite 101
San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 638-0236

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On November 30, 2009, Dr. Jeffrey M. Nash, Ph.D., notified PepperBall Technologies, Inc. that he was resigning as a member of the board of directors effective December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepperBall Technologies, Inc.

Date: December 2, 2009	/s/ Jeffrey G. McGonegal
Jeffrey G. McGonegal
Chief Financial Officer